Exhibit 99.1

1 Table of Contents Transaction Overview Company Overview Industry and Market Position Financial Review Growth Strategy Appendix (EBITDA Reconciliation)

Cautionary Language Concerning Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. All statements other than statements of historical information are forward-
looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Factors that could cause actual results to differ from those in the forward-looking statements include: the effects of our substantial debt; loss of our distributorship rights; competition within relevant product markets; sales by unauthorized distributors in our exclusive markets; dependence on certain suppliers of manufactured products and termination of distribution agreements with key suppliers that cover exclusive territories; the effect of consolidation in the beauty supply industry; the risk that the benefits from the separation transaction with
Alberto-Culver Company may not be fully realized or may take longer to realize than expected; the impact of certain events on the tax-free treatment of our spinoff; our ability to maintain and/or improve sales and earnings performance; our ability to attract and retain qualified personnel and key employees; risks inherent in acquisitions, dispositions and strategic alliances; foreign currency exchange and interest rate fluctuations; general economic, political and business conditions that would adversely affect us or our suppliers, distributors or customers; adverse weather conditions, natural disasters and acts of terrorism;
changes in costs, including changes in labor costs, raw material prices or advertising and marketing expenses; the costs and effects of unanticipated legal or administrative proceedings; and disruption from the separation transaction with Alberto-Culver Company making it more difficult for us to maintain relationships with our customers, employees or suppliers. Forward-looking statements are made only as of the date of this presentation, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, changes in future operating results over time or otherwise.

Transaction Overview

Company:
Sally Beauty Holdings, Inc.
Listing:
New York Stock Exchange
Began regular trading November 17, 2006
Symbol: SBH
Shares Issued &
Outstanding as of
11/17/06:
180,050,492
CD&R - Managed Funds
(CD&R), Direct and
Indirect Ownership:
48.0% on a primary basis
CD&R Lock-up:
From 11/06 - one year 48%; two years 35%
Introduction
__________________
(1) CD&R ownership of Sally Beauty Holdings is required to remain greater than 35% through the second anniversary of the closing date, subject to exceptions.

Transaction Overview
CD&R acquired approximately 48.0% of SBH in connection with a comprehensive restructuring of Alberto-Culver:
CD&R invested $575 million in exchange for approximately 48.0%
economic and voting interest in Sally Beauty Holdings
Sally Holdings LLC and its subsidiaries incurred approximately $1,850 million of indebtedness
$2,349 million ($25.00 per ACV share) dividend paid to ACV
shareholders
ACV’s legacy consumer products business spun-off 100% to ACV shareholders (NYSE: ACV)
Sally Beauty Holdings became an independent publicly traded company owned approximately 52.0% by ACV shareholders and approximately
48.0% by CD&R at closing (NYSE: SBH)
Represents an implied purchase price multiple of 10.3x 2006
Adjusted EBITDA of $296.2 million
(1)
Transaction capitalized with approximately $1.85 billion of debt and approximately $1.2 billion of equity
52.0%
Alberto-Culver – Pre-
Transaction
Alberto - Culver
Consumer
Products
Sally Beauty
Holdings
Sally Beauty Holdings – At
Closing
Consumer Products
Sally Beauty
Holdings
ACV
Shareholders
CD&R
100% 48.0%
ACV
Shareholders
100%
__________________
(1) Adjusted EBITDA for fiscal year ended September 30, 2006. Represents Credit Agreement EBITDA adjusted for cost savings management believes it can realize when operating SBH on a stand-alone basis.  See attached appendix for reconciliation of non-GAAP financial measures.

Key Investment Highlights
Largest distributor of professional beauty supplies in the U.S. based on store count
Only national distribution network
Leading Market
Position
Leading Market
Position
Market CAGR of 5% since 1990 with no single year below 3%
Highly fragmented market with over 236,000 salons
Many SKUs not available in mass channel
Attractive and
Consistent
Industry
Fundamentals
Attractive and
Consistent
Industry
Fundamentals
High profitability with limited cash outlay – strong ROIC
Strong free cash flows
Attractive free cash flow yield
Strong Historical
Financial
Performance and
Cash Flows
Strong Historical
Financial
Performance and
Cash Flows
Tenured management team with Sally Beauty and industry experience
New President of Sally Beauty from Borders, CRM expertise
Seeking new CFO experienced in leveraged, public companies
Seasoned and
Experienced
Management Team
Seasoned and
Experienced
Management Team
Geographic expansion and store fill-in strategy
Increased customer traffic
Potential entrance into new beauty store formats
Margin
Improvement
Opportunities
Margin
Improvement
Opportunities
Procurement, private/control label and low-cost country sourcing opportunities
Significant operating improvement opportunities at BSG
High operating leverage
Attractive Growth
Opportunities
Attractive Growth
Opportunities

Company Overview

The Company
Company Overview
Company Overview
The largest distributor of professional beauty supplies in
the U.S. based on store count
3,169 company owned stores worldwide
170 franchised stores worldwide
Approximately 1,200 distributor sales consultants
Operations in:  U.S., U.K., Canada, Puerto Rico,
Mexico, Japan, Ireland, Germany, Spain and the
Netherlands
Sally Beauty Supply
(Salon Professionals and
General Consumers)
Sally Beauty Supply
(Salon Professionals and
General Consumers)
The largest specialty retailer of professional beauty
supplies in the U.S. based on store count
2,511 retail outlets worldwide
~90% of stores located in U.S.
Average size of 1,700 sq. ft.
Beauty Systems Group
(Salon Professionals
Only)
Beauty Systems Group
(Salon Professionals
Only)
Largest full-service distributor of professional beauty
supplies in the U.S.
658 company-owned / 170 franchised retail
outlets worldwide
Approximately 1,200 distributor sales
consultants
Twice the size of the next largest full-service
competitor
Many products are sold under exclusive distribution
agreements
Average size of 2,800 sq. ft.
2006 Net Sales: $2,373 mm
40%
60%
Sally
$1,419 mm
BSG
$954 mm
2006 Segment Operating Profit: $252
27%
73%
Sally
$185 mm
BSG
$67 mm
2006 Net Sales
2006 Segment Operating Profit
____________________
Note:  As of September 30, 2006.

BSG
Geographic Footprint
Sally Beauty Supply
50
22
63
213
41
24
4
35
180
80
21
9
90
43
19
31
51
39
5
61
18
43
33
5
83
2
15
9
1
38
18
21
61
98
39
21
85
7
45
1
59
241
20
66
34
25
12
2
International Operations
Country Stores  Entry
U.K. 186 Acquisition
Mexico 40 Acquisition
Japan 32 Joint Venture
Puerto Rico 32 Organic
Germany 27 Acquisition
Canada  9 Organic
Ireland 2 Acquisition
1
3
8
14
103
19
1
18
3
19
5
7
35
28
21
15
11
1
4
2
1
6
20
3
2
1
6
8
48
50
15
14
3
10
2
19
73
12
32
26
6
6
3
10
12
2
3
4
3
Company-Owned Stores  (658)
Franchise Stores  (170)
Total Stores:  2,511
International Operations
Country
Owned
Stores
Franchise
Stores
Canada  70 ---
Mexico --- 32
Total Stores:  828
____________________
Note:  As of September 30, 2006.

BSG
Merchandise Offering
16%
20%
21%
14%
4%
11%
14%
Sally Beauty Supply
Electrical
Appliances
Hair Care
Hair Color
Skin and Nail Care
Brushes, Cutlery
and Accessories
Ethnic
Products
Other Beauty
Items
Clairol
L’Oreal
Revlon
Conair
Helen of Troy
Oster
Ion
Beauty
Secrets
Heel to Toe
Silk Elements
Matrix
Redken
Paul
Mitchell
Graham Webb
TIGI
Wella /
Sebastian
Hair Color
39%
23%
14%
10%
1%
3%
4%
6%
Hair Care
Electrical
Appliances
Brushes, Cutlery
and Accessories
Other Beauty
Items
Skin and Nail Care
Ethnic Products
Promotional Items
Select
Leading
Third-Party
Brands
Select Private
Label/Control
Brands¹
We offer a diversified mix of beauty products
Fusion Energy
of Beauty
____________________
Note:  Estimate as of September 30, 2006.

Frequent re-stocking needs
Undercapitalized stylists
Just-in-time purchases
Lack of warehouse and shelf space
Growing trend toward booth renting
The fragmented nature of the salon industry enables distributors to play an important role in the supply chain
2%
76%
16%
6%
1 - 4
Employees
5 - 9
Employees
10 - 19
Employees
20+
Employees
Total Number of Salons:  236,674
____________________
Source:  Professional Consultants and Resources, 2005 Study.
U.S. Salon Market
Attractive, Highly Fragmented Customer Base

Stores 2,511 828
U.S. States 48 42
Int’l. Countries 7 5
(1)
SKUs 5,300 - 7,400 3,700 - 9,500
---
Differentiated Customer Value Proposition
Convenient store locations / national coverage
Comprehensive product selection
High in-stock positions
Educated salespeople
Competitive pricing
Widely recognized – destination for customers
Customer loyalty program
The Company’s value proposition has created strong customer loyalty and barriers to entry, reinforcing its power in the channel
(1) Store locations in 2 countries outside the U.S. and non-store based distribution in 3 additional countries.

Industry & Market Position

Consistent Market Growth
U.S. Beauty Supply Industry has experienced steady growth with no single year below 3%
(1)
Y-o-Y %
Growth N/A 5.5% 5.8% 6.8% 6.4% 6.1% 4.3% 5.2% 6.1% 5.7% 4.7% 3.0% 3.7% 3.1% 3.5% 3.6%
$3.4
$3.3
$3.1
$3.0
$2.9
$2.9
$2.7
$2.6
$2.3
$2.2
$2.1
$2.0
$1.8
$1.7
$1.6
$2.4
0.0
1.0
2.0
3.0
$4.0
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
($ bn)
____________________
Source:  Professional Consultants & Resources, 2005 Study.
(1) Based on manufacturer sales of professional beauty supplies.

Beauty Supply Products
$3.4 billion in Manufacturer Sales

Exclusive /
Full Service
Open Line
Direct
Mega

Channel
Description
Serves salons and salon
professionals
Distributes “professional-
only” products
Cash and carry stores
and sales force
Retail consumers and
salon professionals
Small retail formats
Channel for high-end
products
Large-format salons
supplied directly by
manufacturers
Manufacturing
$ Size (mm)
$1,482 $1,111 $404 $370
% of Total
44% 33% 12% 11%
Key Players
BSG
Beauty Alliance/State
Maly’s
Sally
Local and Regional Operators
Estée Lauder:
Aveda
Bumble & Bumble
L’Oréal:
Kérastase
P&G:
Wella
Sebastian
Regis
Hair Cuttery
Ulta
Beauty Brands
Beauty First
Professional Beauty Supply Channel Overview
Current Focus
____________________
Source:  Professional Consultants & Resources, 2005 Study.
(1) Wholesale professional beauty supply market size is a management estimate, based upon a 2005 study of manufacturer-level sales conducted by Professional
Consultants & Resources.  The study estimates that 2005 manufacturer-level sales for professional beauty supplies were approximately $3.4 billion.
Large addressable market with approximately $6.3 billion of wholesale sales in 2005
(1)

Leading Market Position
____________________
(1) Wholesale professional beauty supply market size is a management estimate, based upon a 2005 study of manufacturer-level sales conducted by Professional
Consultants & Resources.  The study estimates that 2005 manufacturer-level sales for professional beauty supplies were approximately $3.4 billion.
(2) Estimated market share calculated as follows: (i) Sally Beauty Supply’s net sales for the fiscal year ended September 30, 2005 of $1.4 billion divided by estimated wholesale market size of $6.3 billion and (ii) BSG’s net sales for the fiscal year ended September 30, 2005 of $0.9 billion divided by estimated wholesale market size of $6.3 billion.
Other
Players
Sally
Beauty
Supply
(2)
Market Size: $6.3 billion
(1)
Beauty
Systems
Group
(2)
Sally – estimated 22% share
(2)
Leading open-line retailer / distributor in
U.S., based on store count
Competition limited to local and regional
operators
BSG – estimated 14% share
(2)
Leading full-service / exclusive distributor in
U.S.
2x sales of next competitor
Wholesale Professional Beauty Supply Market
(1)
22%
14%
64%
Only retailer / distributor with a national distribution footprint

Financial Review

$769
$876
$1,092
$1,276
$1,453
$1,667
$1,824
$2,098
$2,373
$2,254
$969
0
500
1000
1500
2000
$2,500
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Strong Historical Financial Performance
____________________
Note: Fiscal Year-end September 30.
(1) Refers to Credit Agreement EBITDA.  See attached appendix for reconciliation of non-GAAP financial measures.
Consolidated EBITDA
(1)
Consolidated Net Sales
($ mm)
Comparable
Store Sales: NA NA 3% 3% 7% 6% 6% 4% 5% 2% 3%
$91
$104
$117
$129
$146
$167
$195
$215
$247
$260
$290
$0
$50
$100
$150
$200
$250
$300
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
EBITDA
(1)
Margin: 11.9% 11.8% 12.1% 11.8% 11.5% 11.5% 11.7% 11.8% 11.8%  11.5% 12.2%
($ in Millions)
Strong and consistent historical sales and profitability growth

Consolidated: Historical Financials
($ in millions)
____________________
(1) See attached appendix for reconciliation of non-GAAP financial measures.
Fiscal Year Ended September 30, CAGR
2001 2002 2003 2004 2005 2006 2001 – 2006
Net Sales $1,452.5 $1,667.0 $1,824.0 $2,097.7 $2,254.3 $2,373.1 10.3%
% Growth 13.9% 14.8% 9.4% 15.0% 7.5% 5.3%
Gross Profit $615.1 $715.0 $807.1 $950.9 $1,027.0
% Margin 42.3% 42.9% 44.2% 45.3% 45.6%
Adjusted EBITDA
(1)
$170.6 $202.2 $224.7 $256.8 $265.8 $296.2 11.7%
% Margin 11.7% 12.1% 12.3% 12.2% 11.8% 12.5%
Capital Expenditures $17.7 $23.1 $34.2 $52.0 $52.2 $30.3 11.3%
% of Sales 1.2% 1.4% 1.9% 2.5% 2.3% 1.3%
Adjusted EBITDA
(1)
– Capex $152.9 $179.0 $190.5 $204.8 $213.6 $265.9 11.7%
As % of Adjusted EBITDA
(1)
89.6% 88.6% 84.8% 79.8% 80.4% 89.8%

Sally Beauty Supply: Historical Sales
Comparable Store Sales
Net Sales
($ in Millions)
$1,047
$1,132
$1,208
$1,296
$1,359
$1,419
700
950
1,200
$1,450
2001 2002 2003 2004 2005 2006
2.6%
2.7%
6.8%
6.0%
5.7%
2.7%
3.8%
2.4% 2.4%
0.0%
2.0%
4.0%
6.0%
8.0%
1998 1999 2000 2001 2002 2003 2004 2005 2006
__________________
Note: Fiscal Year-end September 30.

BSG: Historical Sales
Comparable Store Sales
Net Sales
($ in Millions)
$405
$535
$616
$802
$895
$954
0
200
400
600
800
$1,000
2001 2002 2003 2004 2005 2006
__________________
Note: Fiscal Year-end September 30.
5.8%
15.5%
14.4%
8.3%
4.4%
4.6%
8.5%
(0.6%)
4.1%
(5.0%)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
1998 1999 2000 2001 2002 2003 2004 2005 2006

Current Debt Structure
Amount Rate Ratings
ABL ($400mm) $70.0 Floating Ba2 / BB-
Term Loan A 150.0 Floating B2 / B+
Term Loan B 920.0 Floating B2 / B+
Senior Notes 430.0 9.25% B2 / CCC+
Senior Sub. Notes 280.0 10.50% Caa1 / CCC
Total Debt $1,850.0
($ In Millions)
Corporate Ratings:  B2 (Stable) / B (Positive)
LIBOR Spot Rate as of November 30, 2006:   5.37%
Moody’s Standard & Poors
Investment Grade Baa3 BBB -
High Yield:
Ba1 BB +
Ba2 BB
Ba3 BB -
B1 B +
B2 B
B3 B -
Caa1 CCC +
Caa2 CCC

Growth Strategy

Segment Growth and Profitability Initiatives
Expand store base
Drive gross margins
Increase private/control label
Customer mix shift
Drive customer traffic
Loyalty programs and customer
relationship management
Expand store base
Further penetrate existing geographies
Enter new territories
Improve profitability
Optimize distribution network
Consolidate procurement
Capitalize on Opportunities Continue Executing

Store Growth Potential
Low required capital of $66k, inventory $70k
Positive contribution margins within 3 months
2 year cash payback
Minimal staffing requirements and low rent expense
Low required capital of $68k, inventory $95k
Positive contribution margins within 4 months
2 year cash payback
Minimal staffing requirements and low rent expense
26
37
123
93
8
149
130
6
0
50
100
150
2003 2004 2005 2006
Organic
Acquisition
Store Count:      543                     692                 822                       828 Store Count:    2,272                   2,355                 2,419                    2,511
Net New Stores
We believe there is significant domestic and international potential for continued store growth
95
83
64
92
0
25
50
75
100
2003 2004 2005 2006
Net New Stores

Seasoned and Experienced Management Team
Name Title
Years of Sally
Experience
Years of Beauty
Industry
Experience
Gary Winterhalter President, CEO 19 36
John Golliher President, Beauty Systems Group 7 31
Neil Riemer President, Armstrong McCall 6 21
Michael Spinozzi
(1)
President, Sally Beauty Supply --- ---
Gary Robinson SVP, CFO and Treasurer 11 11
W. Richard Dowd SVP, Distribution and Chief Information Officer 20 20
Bennie Lowery SVP, General Merchandise Manager, Beauty Systems Group 18 35
Raal Roos SVP, General Counsel, Secretary 11 11
Proven management team with an average of 21 years of industry experience
____________________
(1) Joined Sally Beauty Holdings in May 2006. Prior to that time, Mr. Spinozzi served as Executive Vice President of Borders Group, Inc.
12 years 21 years Team Average

Key Investment Highlights
Leading Market
Position
Leading Market
Position
Attractive and
Consistent
Industry
Fundamentals
Attractive and
Consistent
Industry
Fundamentals
Strong Historical
Financial
Performance and
Cash Flows
Strong Historical
Financial
Performance and
Cash Flows
Seasoned and
Experienced
Management Team
Seasoned and
Experienced
Management Team
Margin
Improvement
Opportunities
Margin
Improvement
Opportunities
Attractive Growth
Opportunities
Attractive Growth
Opportunities

Appendix

EBITDA Reconciliation
EBITDA Reconciliation to Net Earnings
_______________
(1)    On October 22, 2003, Alberto-Culver converted all issued shares of its Class A common stock into Class B common stock on a one-for-one basis.  The conversion required  to Alberto-Culver recognize non-cash charges from the re-measurement of the intrinsic value of all Class A stock options outstanding on the conversion date that were issued to SBH employees.  A portion of the charge was recognized on the date of the conversion while the remaining amount was incurred over the remaining vesting periods.
(2)    Alberto-Culver adopted SFAS No. 123 (R) on October 1, 2005 using the modified prospective method.  Consequently, compensation expense related to Alberto-Culver stock options granted to SBH employees is recognized for new stock option grants beginning in fiscal year 2006 and for the unvested portion of outstanding stock options that were granted prior to the adoption of SFAS No. 123 (R).  In accordance with the modified perspective, the financial statements for prior periods have not been restated.
(3)         In connection with the terminated spin/merge between Alberto-Culver and Regis, Alberto-Culver incurred fees and expenses related to the termination fee paid to Regis and legal and investment banking fees.
(4) As result of the SEC’s interpretation regarding certain lease accounting issues, Alberto-Culver identified certain deviations to these interpretations which resulted in a non-cash charge in the second quarter 2005 of $1.9 million.
(5) Reflects pro forma adjustments to eliminate the sales-based service fees charged by Alberto-Culver and reflected on Alberto-Culver’s historical consolidated statements of earnings associated with consulting, business development and advisory services agreements between Alberto-Culver and certain subsidiaries of SBH, less an adjustments for consulting services with Mr. Michael Renzulli, former Chairman of Sally
Holdings, pursuant to his termination and consulting agreement in connection with the transaction.
(6) Pro forma for the separation from Alberto-Culver, management believes that it can realize cost savings that could reduce stand-alone costs to as little as $7.5 million on an annual basis.
(7) Represents a pro forma adjustment for consulting services with Mr. Renzulli pursuant to his termination and consulting arrangement.  This adjustment reduces the pro forma operating earnings adjustment included in the calculation of Credit Agreement EBITDA and is included in the estimated pro forma stand-alone corporate expenses adjustment.  This adjustment eliminates double-counting of the adjustment in the calculation of Adjusted EBITDA.
($ in Millions)
(1)
(Unaudited)
Fiscal Year Ended September 30,
2001 2002 2003 2004 2005 2006
Net Earnings $89.3 $97.8 $107.5 $105.3 $116.5 $107.9
Interest expense, net of interest  income 2.3 1.3 0.3 2.3 3.0 0.1
Provision for income taxes 53.1 57.0 62.2 62.1 73.2 68.7
Depreciation and amortization 22.7 22.7 22.3 24.6 33.9 38.0
Non-cash charge related to Alberto-Culver conversion to one class of common stock
– – – 27.0 4.1 –
Stock option expense
(2)
– – – – – 5.2
Expenses related to terminated spin/merge
(3)
– –
– – – 41.5
Lease accounting adjustment
(4)
– –
– – 1.9 –
Pro forma operating earnings adjustments
(5)
(0.5) 16.2 22.9 25.6 27.1 28.3
Credit Agreement EBITDA $166.9 $195.0 $215.3 $246.8 $259.6 $289.7
Adjustments:
Add-back of allocated corporate expenses from Alberto-Culver
(6)
10.8 14.2 16.5 16.9 13.3 13.5
Estimated pro forma stand-alone corporate expenses
(6)
(7.5) (7.5) (7.5) (7.5) (7.5) (7.5)
Adjustment to reflect double-counting of outside consulting expenses
(7)
0.5 0.5 0.5 0.5 0.5 0.5
Adjusted EBITDA
$170.6 $202.2 $224.7 $256.8 $265.8 $296.2